UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report 07/27/06

ITEC ENVIRONMENTAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

033-31067
(Commission File Number)

311705310
(IRS Employer Identification No.)

5300 Claus Road
Riverbank, CA 95367

(209) 848-3900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On July 27, 2006, Itec Environmental Group, Inc. (“Itec” or the “Company”) entered into a loan agreement (the “Goldman Loan Agreement”) with Lois and Leroy Goldman (the “Goldmans”) pursuant to which the Goldmans loaned the Company the sum of Five Hundred Thousand Dollars ($500,000) (the “Goldman Loan”). In accordance with the Goldman Loan Agreement, the Company executed a 10% Convertible Debenture (“Goldman Debenture”) for the sum of Five Hundred Thousand Dollars ($500,000), with interest at the rate of ten percent (10%) per annum until paid, and issued a warrant to the Goldmans exercisable into Five Million (5,000,000) shares of Itec’s common stock at a per share price of Twelve Cents ($0.12) per share. All outstanding principal and accrued and unpaid interest shall become due eighteen (18) months from the date upon which the Goldman Debenture is executed (the “Goldman Debenture Maturity Date”).

At any time prior to or at the Goldman Debenture Maturity Date, at the option of the Goldmans, all principal and accrued interest due on the Goldman Debenture may be converted into common stock of the Company at $0.0975 per share. If, upon the expiration of the Goldman Debenture Maturity Date, the Goldmans elect not to convert the Goldman Debenture, all outstanding principal and accrued and unpaid interest shall become due and payable. The Goldmans shall provide fifteen (15) days written notice to the Company of their election to convert the Goldman Debenture.

The conversion price shall be adjusted downward, in the event the Company issues common stock (or securities exercisable or convertible into or exchangeable for common stock) at a price below the conversion amount, to a price equal to such issue price.

In the event that the Goldmans elect to convert, via written notice to the Company, all principal and accrued interest payable under the Goldman Debenture and the Goldman Loan Agreement will be converted into shares of common stock of the Company at a conversion price of $0.0975 per share. Further, upon exercise of the conversion right, the Company will issue to the Goldmans a warrant exercisable into that number of shares of the Company’s common stock equal to the quotient of (i) sixty-five percent (65%) of the value of the Goldman Loan divided by (ii) a per share price of Twelve Cents ($0.12) (the “Goldman Conversion Warrant”). The Goldman Conversion Warrant will be exercisable at a per share price of Twelve Cents ($0.12).

On August 14, 2006, the Company entered into a loan agreement (the “Arbor Malone Loan Agreement”) with Arbor Malone, LLC, a Delaware limited liability company (“Arbor Malone”) pursuant to which Arbor Malone undertook to loan the Company an aggregate amount of Two Million Dollars ($2,000,000) (the “Arbor Malone Loan”). In accordance with the Arbor Malone Loan Agreement, the Company executed a 10% Convertible Debenture (“Arbor Malone Debenture”) for One Million Dollars ($1,000,000), with interest at the rate of ten percent (10%) per annum until paid, and issued a warrant to Arbor Malone exercisable into Twenty Million (20,000,000) shares of Itec’s common stock at a per share price of Twelve Cents ($0.12) per share. All outstanding principal and accrued and unpaid interest shall become due eighteen (18) months from the date upon which the Arbor Malone Debenture is executed (the “Arbor Malone Maturity Date”).

At any time prior to or at the Arbor Malone Maturity Date, at the option of Arbor Malone, all principal and accrued interest due on the Arbor Malone Debenture may be converted into common stock of the Company at $0.0975 per share. If, upon the expiration of the Arbor Malone Maturity Date or the listing, Arbor Malone elects not to convert the Arbor Malone Debenture, all outstanding principal and accrued and unpaid interest shall become due and payable. Arbor Malone shall provide fifteen (15) days written notice to the Company of its election to convert the Arbor Malone Debenture.

The conversion price shall be adjusted downward, in the event the Company issues common stock (or securities exercisable or convertible into or exchangeable for common stock) at a price below the conversion amount, to a price equal to such issue price.

In the event that Arbor Malone elects to convert, via written notice to the Company, all principal and accrued interest payable under the Arbor Malone Debenture and the Arbor Malone Loan Agreement will be converted into shares of common stock of the Company at a conversion price of $0.0975 per share. Further, upon exercise of the conversion right, the Company will issue to Arbor Malone a warrant exercisable into that number of shares of the Company’s common stock equal to the quotient of (i) sixty-five percent (65%) of the value of the Arbor Malone Loan divided by (ii) a per share price of Twelve Cents ($0.12) (the “Arbor Malone Conversion Warrant”). The Arbor Malone Conversion Warrant will be exercisable at a per share price of Twelve Cents ($0.12).

On August 29, 2006, the Company entered into a loan agreement (the “Baek Loan Agreement”) with Ji Y. Baek (“Baek”) pursuant to which Baek loaned the Company the sum of Two Hundred Two Thousand Dollars ($202,000) (the “Baek Loan”). In accordance with the Baek Loan Agreement, the Company executed a 10% Convertible Debenture (“Baek Debenture”) for the sum of Two Hundred Two Thousand Dollars ($202,000), with interest at the rate of ten percent (10%) per annum until paid, and issued a warrant to Baek for two million twenty thousand (2,020,000) shares exercisable into Itec’s common stock at a per share price of Twelve Cents ($0.12) per share. All outstanding principal and accrued and unpaid interest shall become due eighteen (18) months from the date upon which the Baek Debenture is executed (the “Baek Maturity Date”).

At any time prior to or at the Baek Maturity Date, at the option of Baek, all principal and accrued interest due on the Baek Debenture may be converted into common stock of the Company at $0.0975 per share. If, upon the expiration of the Baek Maturity Date, Baek elects not to convert the Baek Debenture, all outstanding principal and accrued and unpaid interest shall become due and payable. Baek shall provide fifteen (15) days written notice to the Company of its election to convert the Baek Debenture.

The conversion price shall be adjusted downward, in the event the Company issues common stock (or securities exercisable or convertible into or exchangeable for common stock) at a price below the conversion amount, to a price equal to such issue price.

In the event that Baek elects to convert, via written notice to the Company, all principal and accrued interest payable under the Baek Debenture and the Baek Loan Agreement will be converted into shares of common stock of the Company at a conversion price of $0.0975 per share. Further, upon exercise of the conversion right, the Company will issue to Baek a warrant exercisable into that number of shares of the Company’s common stock equal to the quotient of (i) sixty-five percent (65%) of the value of the Baek Loan divided by (ii) a per share price of Twelve Cents ($0.12) (the “Baek Conversion Warrant”). The Baek Conversion Warrant will be exercisable at a per share price of Twelve Cents ($0.12).

On September 7, 2006, the Company executed an amendment to the August 14, 2006 Arbor Malone Loan Agreement (the “Arbor Malone Loan Agreement Amendment”) in connection with Arbor Malone’s additional loan to the Company of Three Hundred Thousand Dollars ($300,000) resulting in an aggregate loan to the Company of Two Million Three Hundred Thousand Dollars ($2,300,000). In accordance with the Arbor Malone Loan Agreement Amendment, the Company executed an additional 10% Convertible Debenture (“Amended Arbor Malone Debenture”) for One Million Three Hundred Thousand Dollars ($1,300,000), with interest at the rate of ten percent (10%) per annum, and issued a warrant to Arbor Malone exercisable into three million (3,000,000) shares of the Company’s common stock at a per share price of Twelve Cents ($0.12) per share. All outstanding principal and accrued and unpaid interest shall become due eighteen (18) months from the date upon which the Amended Arbor Malone Debenture is executed (the “Amended Arbor Malone Maturity Date”). All remaining material terms of the Arbor Malone Loan Agreement remain in effect and otherwise unchanged.

Item 1.02 Termination of a Material Definitive Agreement

On August 15, 2006, the Company and Capital Growth Equity Fund I, LLC, a Florida limited liability company (“CGF”) and several individuals (the “Lenders”) executed a Settlement Agreement and Release (the “CGF Agreement”).

Itec, CGF and the Lenders were parties to a certain Loan Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “CGF Loan Agreement,” the “CGF Loans” or the “CGF Loan”). An Event of Default occurred under Section 6.1 of the CGF Loan Agreement due to Itec’s failure to make the mandatory payment of the CGF Loans required by the CGF Loan Agreement (such Event of Default, the “CGF Existing Default”).

Itec, CGF and the Lenders entered into a Forbearance Agreement on May 31, 2006 (the “CGF Forbearance Agreement”), whereby CGF and the Lenders are willing to forbear from enforcing their rights that arise because of the CGF Existing Default for a limited period of time, provided that Itec complies with the terms of CGF Forbearance Agreement. In accordance with the CGF Forbearance Agreement, Itec made all payments required thereunder. In acknowledgment that Itec has met all obligations under the CGF Forbearance Agreement, CGF has provided and the Lenders will provide Itec with a full release and settlement.

On August 15, 2006, Itec and The Elevation Fund, LLC, a Delaware limited liability company (“Elevation”) executed a Settlement Agreement and Release (the “Elevation Agreement”).

Itec, and Elevation were parties to a certain Loan Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Elevation Loan Agreement,” the “Elevation Loans” or the “Elevation Loan”). An Event of Default occurred under Section 6.1 of the Elevation Loan Agreement due to Itec’s failure to make the mandatory payment of the Elevation Loans required by the Elevation Loan Agreement (such Event of Default, the “Elevation Existing Default”).

Itec and Elevation entered into a Forbearance Agreement on May 31, 2006 (the “Elevation Forbearance Agreement”), whereby Elevation is willing to forbear from enforcing its rights that arise because of the Elevation Existing Default for a limited period of time, provided that Itec complied with the terms of the Elevation Forbearance Agreement. In accordance with the Elevation Forbearance Agreement, Itec made all payments required thereunder. In acknowledgment that Itec has met all obligations under the Elevation Forbearance Agreement, Elevation provided Itec with a full release and settlement.

Item 5.02(c) Election of Directors; Appointment of Principal Officers

On July 26, 2006, Gary M. De Laurentiis’s employment agreement was approved by the Board of Directors of the Company, making him the new Chief Technology Officer.

Mr. De Laurentiis, 61, has previously served as the Chairman, President and CEO since founding the Company in 1999. Mr. De Laurentiis has been active in the plastics recycling business for nearly twenty (20) years. In partnership with the Chinese Government, he designed and built his first plastics recycling plant in 1987. In the years since, he has designed, remodeled, built and operated plants in Mexico, North Carolina, Ohio, Florida, California and Canada for both local governments and private industries. From 1992 to 1995, Mr. De Laurentiis worked directly with the State Government in Campeche Mexico, living on-site for eighteen (18) months while directing the entire project. In 1996, an Ohio based group recruited Mr. De Laurentiis to open a shuttered recycling plant. Mr. De Laurentiis left the company in 1999 to start Itec. From collecting, brokering, recycling and remanufacturing, to lobbying on behalf of the industry, Mr. De Laurentiis is intimately familiar with all levels of plastics recycling. The depth of Mr. De Laurentiis’ knowledge and his continuing search for newer, safer and more efficient ways to recycle waste has earned him the respect of his peers and the many regulatory agencies charged with protecting the environment who regularly call upon him for advice. Mr. De Laurentiis is not a director of any other public company, nor is he related to any officer, director or affiliate of the Company. Pursuant to the terms of the employment agreement, Mr. De Laurentiis shall receive an annual salary of Two Hundred and Ninety Thousand Dollars ($290,000) and shall receive equity in the Company equal to an aggregate amount of twenty-four million (24,000,000) shares of the Company’s common stock, of which he has already received seventeen million nine hundred fifty-three thousand two hundred and eight (17,953,208) shares. Mr. De Laurentiis is also eligible to receive additional equity in connection with the successful performance of his duties.

As CTO, Mr. De Laurentiis shall serve as such until the earlier of (i) his resignation, (ii) appointment of his successor or (iii) his termination.

On July 31, 2006, Rodney S. Rougelot’s employment agreement was approved by the Board of Directors of the Company, making him the new Chief Executive Officer. Mr. Rougelot was also appointed to the Board of Directors of the Company. Pursuant to the terms of the employment agreement, Mr. Rougelot shall receive an annual salary of Three Hundred Thousand Dollars ($300,000) and shall receive equity in the Company equal to eight percent (8%) of the Company’s issued and outstanding stock. Mr. Rougelot is also eligible to receive additional equity in connection with the successful performance of his duties.

As CEO, Mr. Rougelot shall serve as such until the earlier of (i) his resignation, (ii) appointment of his successor or (iii) his termination. As a director of the Company, he shall serve until the earlier of (i) his resignation, (ii) election of his successor or (iii) his removal by the shareholders of the Company.

Mr. Rougelot, 42, brings to Itec over 20 years of extensive experience in recycling, operations, finance, and mergers and acquisitions. Upon graduating from Harvard Business School, Mr. Rougelot founded Recycling Resource, LLC (“Recycling Resource”), which rapidly became one of the leading recycling companies in California. After Recycling Resource was acquired by Tomra Pacific, Inc. (“Tomra Pacific”), Mr. Rougelot served as President of the commercial division, building Tomra Pacific into one of the largest beverage container recyclers in the United States. Most recently, Mr. Rougelot was engaged through Stone Yamashita Partners as a strategic consultant with The Coca Cola Company. Mr. Rougelot is not a director of any other public company, nor is he related to any officer, director or affiliate of the Company.

On August 14, 2006, the Company entered into a loan agreement with Arbor Malone, LLC. Pursuant to this agreement, Ronald M. Domingue shall be appointed to the Board of Directors of the Company, effective September 15, 2006. Mr. Domingue shall serve as a director of the Company until the earlier of (i) his resignation, (ii) election of his successor or (iii) his removal by the shareholders of the Company.

Mr. Domingue, 44, brings extensive financial, logistics and engineering experience to Itec. He is a managing partner at Arbor Malone, LLC and was a co-founder of SupplyBase, Inc. (“SupplyBase”), a supply-chain software company that was acquired by i2 Technologies, Inc.  Prior to SupplyBase, Mr. Domingue held positions in product management, engineering and field marketing at GE Plastics, a subsidiary of General Electric Company (“General Electric”), over a 13 year career. Mr. Domingue holds a Bachelor of Science in Mechanical Engineering, Cum Laude, from the University of Vermont, a Masters of Science in Mechanical Engineering from Rensselaer Polytechnic Institute, and he is a graduate of General Electric’s Edison Engineering Program. Mr. Domingue is not a director of any other public company, nor is he related to any officer, director or affiliate of the Company.

Item 8.01 Other Events

On August 31, 2006, the Company entered into a mutual settlement and release agreement (the “Settlement Agreement”) with George Gitschel (“Gitschel”), Rose Waste Systems, Inc., a California corporation (“Rose”), and Itec Acquisitions, Inc., a Delaware corporation (collectively referred to as the “Parties”) for the express purpose of resolving all of the differences among the Parties. In connection with the Settlement Agreement, the Company delivered to Gitschel two million five hundred sixty-four thousand one hundred and three (2,564,103) shares of the Company’s common stock and will pay Rose a total of Three Hundred Thousand Dollars ($300,000), of which Fifty Thousand Dollars ($50,000) has already been paid.

Item 9.01(d) Financial Statements and Exhibits

The following exhibits are filed as part of this report:

10.1	Goldman Loan Agreement dated July 27, 2006
10.2	Arbor Malone Loan Agreement dated August 14, 2006
10.3	Baek Loan Agreement dated August 29, 2006
10.4	Amendment to Arbor Malone Loan Agreement dated September 7, 2006
10.5	Gary De Laurentiis Employment Agreement dated July 26, 2006
10.6	Rodney S. Rougelot Employment Agreement dated July 31, 2006
10.7	Mutual Settlement and Release Agreement dated August 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEC ENVIRONMENTAL GROUP, INC. (Registrant)

Date: September 20, 2006

/s/ Rodney S. Rougelot
Rodney S. Rougelot, CEO

Exhibit Index:

10.1	Goldman Loan Agreement dated July 27, 2006
10.2	Arbor Malone Loan Agreement dated August 14, 2006
10.3	Baek Loan Agreement dated August 29, 2006
10.4	Amendment to Arbor Malone Loan Agreement dated September 7, 2006
10.5	Gary De Laurentiis Employment Agreement dated July 26, 2006
10.6	Rodney S. Rougelot Employment Agreement dated July 31, 2006
10.7	Mutual Settlement and Release Agreement dated August 31, 2006